1/6 2/6 4/6 5/6 1/4 3/4 1/2 Quarterly update FY 2015 third quarter July 24, 2015 Exhibit 99.2

Johnson Controls, Inc. — 2 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Forward-Looking Statements Johnson Controls, Inc. has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include potential impacts of the planned separation of the Automotive Experience business on business operations, assets or results, required regulatory approvals that are material conditions for proposed transactions to close, currency exchange rates, strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, availability of raw materials and component products, and cancellation of or changes to commercial contracts, as well as other factors discussed in Item 1A of Part I of Johnson Controls’ most recent Annual Report on Form 10-K for the year ended September 30, 2014. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are only made as of the date of this document, and Johnson Controls assumes no obligation, and disclaims any obligation, to update forward- looking statements to reflect events or circumstances occurring after the date of this document.

Johnson Controls, Inc. — 3 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Agenda Automotive update and third quarter highlights Alex Molinaroli, Chairman and Chief Executive Officer Introduction Glen Ponczak, Vice President, Global Investor Relations Business results Bruce McDonald, Vice Chairman and Executive Vice President Financial review Brian Stief, Executive Vice President and Chief Financial Officer Q&A 2 3 4 5 1

1/6 2/6 4/6 5/6 1/4 3/4 1/2 FY2015 third quarter highlights*  Executing well • Record third-quarter earnings from continuing operations • Gross margin up 170 bps year-over-year; segment margins up 120 bps • Johnson Controls Operating System delivering increasing benefits  Markets supporting continued growth • Global automotive markets strong despite slowing production in China; Europe improving • Revenue, backlog and order improvements in Building Efficiency (ex. FX) ― Strength in North America institutional buildings markets • Good OE and aftermarket battery demand; AGM growth accelerating  Substantial progress on key portfolio initiatives • Yanfeng Automotive Interiors JV closed July 2nd - equity accounting going forward • GWS sale expected to close Q4 fiscal 2015 • Hitachi JV formation expected to close in early Q1 fiscal 2016 4 Johnson Controls, Inc. - * Excluding transaction / integration costs and non-recurring items

1/6 2/6 4/6 5/6 1/4 3/4 1/2 5 Johnson Controls, Inc. -  Power Solutions • 2014 – 2020 battery industry CAGR 8-9% • Rapidly growing aftermarket • Strong future AGM growth • JCI ― Q3 aftermarket shipments +58% vs. p/y Q3 ― Received new order for 1.4 million units / year  Automotive Experience • Q3 passenger car production +7% (2016 production expectation +6%) • JCI Q3 revenues (including JVs at 100%) +10% ― Benefitting from growth in premium and SUV segments  Building Efficiency • Q3 HVAC markets +3% ― Controls: strong demand ― VRF: +10% • JCI Q3 Orders: HVAC +12%, Controls +43%, Service +16% China Update Johnson Controls outperforming the market

1/6 2/6 4/6 5/6 1/4 3/4 1/2 Automotive strategic review update Opportunity for auto business to further its global leadership position  Pursuing tax-free spinoff of Automotive Experience business • Will operate as an independent, publicly traded company  New automotive company management • Bruce McDonald named Chairman and Chief Executive Officer • Beda Bolzenius named President and Chief Operating Officer  Expected close in approximately 12 months  Additional transaction details to be provided as the separation process develops 6 Johnson Controls, Inc. -

Johnson Controls, Inc. — 7 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Segment margin Record FY15 Q3 earnings from continuing operations* excluding FX -2% +5% FY15 Q3 FY14 Q3 $9.6 B $9.8 B NET REVENUES FY15 Q3 FY14 Q3 $848 M $745 M SEGMENT INCOME +14% +120 bps +15% DILUTED EPS FY15 Q3 FY14 Q3 $0.91 $0.79 * Excluding transaction / integration costs and non-recurring items +19% excluding FX

Building Efficiency
Growth in revenues, backlog and orders

NET REVENUES


$2.7 B
$2.6 B
FY15 Q3
FY14 Q3

↑ **+5%**

↑ **+10%**
excluding FX

- Third party sales
  - North America up 3% (up 4%, ex. FX)
  - Asia down 5% (down 1%, ex. FX)
  - Europe down double-digits (down 1%, ex. FX)
- Incremental revenues from ADT
- Positive **order** trend continued, **+6%** (ex. FX and M&A)
- **Backlog** $4.7B, **+5%** (ex. FX; largest quarterly year-on-year growth since Q3 FY2012)

SEGMENT INCOME


$272 M
$265 M
FY15 Q3
FY14 Q3

↑ **+3%**

↑ **+6%**
excluding FX

- Segment margins at 10.0%
  - Improved margins in Europe and the Middle East; lower margins in North America
- Incremental volumes and segment income from ADT

8 Johnson Controls, Inc. -

1/6 2/6 4/6 5/6 1/4 3/4 1/2 Power Solutions Strong operational performance and profitability  Improved aftermarket and OE volumes in Europe and Asia • Europe up 22% • Asia up 8%  AGM units up 47%  Segment margin at 15.9%  Higher volumes  Improved mix  Operational improvements -2% +6% FY15 Q3 FY14 Q3 $1.5 B $1.5 B NET REVENUES excluding FX +22% FY15 Q3 FY14 Q3 $234 M $192 M SEGMENT INCOME +28% excluding FX 9 Johnson Controls, Inc. - +320 bps

1/6 2/6 4/6 5/6 1/4 3/4 1/2 Automotive Experience Strong global volumes and profitability  FY15 Q3 industry production • North America up 2% • Western Europe up 4% • China up 2% (passenger car up 7%)  JCI China sales (mostly non-consolidated) up 10% to $1.9B  Interiors JV closed July 2, 2015 - equity accounting going forward  Higher global volumes  Segment margins • Seating segment income margins 6.5% (+110 bps) • Interiors segment income margins 5.8% (+240 bps) -6% +3% FY15 Q3 FY14 Q3 $5.4 B $5.7 B NET REVENUES excluding FX +19% FY15 Q3 FY14 Q3 $342 M $288 M SEGMENT INCOME +25% excluding FX 10 Johnson Controls, Inc. - +130 bps

Johnson Controls, Inc. — 11 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Second Quarter 2015 Financial Highlights (continuing operations) Gross margin Improvement of 170 bps includes improved product mix and JCOS benefits Operating margin Improvement of 120 bps reflects operational execution and cost management Third Quarter FY2015 i i li 1 Excluding Q3 2015 items: $26 million pre-tax transaction / integration-related costs ($23 million after tax) (in millions) 2015 1 2014 2 % Change 2015 (reported) 2014 (reported) Sales $9,608 $9,833 -2% $9,608 $9,833 Gross profit % of sales 1,706 17.8% 1,586 16.1% +8% 1,706 17.8% 1,580 16.1% SG&A expenses 949 929 +2% 975 943 Loss on divestiture - - - - 95 Equity income 91 88 +3% 91 88 Operating income $848 $745 +14% $822 $630 8.8% 7.6% 2 Excluding Q3 2014 items: $20 million pre-tax transaction / integration-related costs ($16 million after tax); $95 million pre-tax loss on business divestiture ($133 million after tax)

Third Quarter FY2015
Financial Highlights (continuing operations)

(in millions, except earnings per share)	2015 [1]	2014 [2]	2015 (reported)	2014 (reported)
Operating income	$848	$745	$822	$630
Restructuring and impairment	-	-	-	162
Financing charges - net	75	67	75	67
Income from continuing ops. before taxes	773	678	747	401
Income tax provision	143	131	215	154
Net income from continuing ops.	630	547	532	247
Income attributable to non-controlling interests	29	17	29	17
Net income from continuing operations attributable to JCI	$601	$530	$503	$230
Diluted EPS from continuing operations	$0.91	$0.79	$0.76	$0.34

Financing charges	2015 increase driven by ADT acquisition and share repurchase program
Income tax provision	Underlying Q3 tax rate of approximately 19%

[1] **Excluding Q3 2015 items:** $26 million pre-tax tax transaction / integration-related costs ($23 million after tax); $75 million non-cash tax charge related to foreign cash repatriation (APB 23)

[2] **Excluding Q3 2014 items:** $20 million pre-tax transaction / integration-related costs ($16 million after tax); $95 million pre-tax loss on business divestiture ($133 million after tax); $162 million restructuring and impairment ($151 million after-tax)

12 Johnson Controls, Inc. —

Johnson Controls

Johnson Controls, Inc. — 13 1/6 2/6 4/6 5/6 1/4 3/4 1/2 Second Quarter 2015 Financial Highlights (continuing operations) Balance Sheet, Cash Flow and Guidance  Q3 free cash flow of $399M impacted by timing of China JV dividends until Q4 ($170M)  Capital spending in line with our expectations  FY15 share repurchases to date of $1B  Trade working capital at 8.6% of sales; down 110 bps** year-over-year  Net debt to capitalization of 40.7% at 6/30/15, with target of low to mid 30’s by 9/30/15  Expect GWS divestiture net proceeds of approximately $1.3B in Q4  Continue to target $1.5B in FY15 free cash flow **Trade working capital as a % of sales (rolling 12 months), continuing operations; trade working capital defined as accounts receivable - net plus inventories less accounts payable. FY15 Q4 FY15 full year Diluted EPS $1.00 - $1.03* $3.38 – $3.41* *Excludes transaction / integration costs and non-recurring items Guidance

1/6 2/6 4/6 5/6 1/4 3/4 1/2 johnsoncontrols.com/investors @JCI_IR 14 Johnson Controls, Inc. -